Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following Registration Statements:
•	Registration Statement (Form S-3 No. 333-133909) of Hollywood Media Corp.
•	Registration Statement (Form S-3 No. 333-130903) of Hollywood Media Corp.
•	Registration Statement (Form S-3 No. 333-21173) of Hollywood Media Corp.
•	Registration Statement (Form S-3 No. 333-38219), as amended, of Hollywood Media Corp.
•	Registration Statement (Form S-3 No. 333-57855), as amended, of Hollywood Media Corp.
•	Registration Statement (Form S-3 No. 333-68209), as amended, of Hollywood Media Corp.
•	Registration Statement (Form S-3 No. 333-48380), as amended, of Hollywood Media Corp.
•	Registration Statement (Form S-3 No. 333-64262), as amended, of Hollywood Media Corp.
•	Registration Statement (Form S-3 No. 333-91090) of Hollywood Media Corp.
•	Registration Statement (Form S-3 No. 333-113531), as amended, of Hollywood Media Corp.
•	Registration Statement (Form S-8 No. 333-124559) pertaining to the Hollywood Media Corp. 2004 Stock Incentive Plan
•	Registration Statements (Form S-8 No. 333-14659) and (Form S-8 No. 333-45098) pertaining to the 1993 Stock Option Plan, as amended, and Directors Stock Option Plan, respectively;
•	Registration Statement (Form S-8 No. 333-62152) pertaining to the Hollywood Media Corp. 2000 Stock Incentive Plan, 401(k) Plan and the Director’s Stock Option Plan
•	Registration Statement (Form S-8 No. 333-114176) pertaining to the Hollywood Media Corp. 2000 Stock Incentive Plan, as amended October 30, 2003, and the Hollywood Media Corp. Directors Stock Option Plan, as amended May 1, 2003;
of our report dated March 28, 2005, except for Note 4, as to which the date is March 12, 2007, with respect to the consolidated financial statements of Hollywood Media Corp. for the year ended December 31, 2004, included in this Annual Report (Form 10-K) for the year ended December 31, 2006.
/s/ Ernst & Young LLP
Certified Public Accountants
Fort Lauderdale, Florida
March 12, 2007

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